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                                                                   EXHIBIT 10.18


                                     FORM OF

                              HEADHUNTER.NET, INC.

                             SUBSCRIPTION AGREEMENT

                  If and when accepted by HeadHunter.Net, Inc. (the "COMPANY"), this Subscription Agreement will be a binding subscription by the undersigned person (the "INVESTOR") to purchase the number of shares of the ____________ stock of the Company (the "SHARES") set forth on the signature page hereof. Each part of this Subscription Agreement must be completed by the Investor and, by execution hereof, the Investor acknowledges that the Company is relying upon the accuracy and completeness hereof in complying with its obligations under applicable securities laws.

                               -------------------

                  THE CAPITAL STOCK REFERRED TO HEREIN HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND CANNOT BE RESOLD UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT AND SUCH LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                              --------------------

                  THIS SUBSCRIPTION AGREEMENT, is made and entered into by and between the Company and the Investor with respect to the Investor's purchase of the Shares.

                  In consideration of the mutual representations and warranties set forth herein and the Company's agreement to sell to the Investor the number of Shares set forth below, upon the terms and conditions set forth herein, the Investor and the Company agrees and represent as follows:

1.       SUBSCRIPTION

         1.1. PURCHASE OF SHARES
                  The Investor hereby subscribes to purchase the number of Shares set forth below at a price of $_______ per Share. Simultaneously with the execution of this Subscription Agreement, the Investor is paying to the Company the amount set forth on the signature page below. Except as otherwise provided by law, the Investor may revoke this subscription only if, prior to the date of its acceptance by the Company and the same of the Shares, the Investor notifies the Company of such revocation in writing.

         1.2 ACCEPTANCE AND IRREVOCABILITY OF SUBSCRIPTION; BINDING OBLIGATION The Investor understand and acknowledges that:

                  (a) This subscription may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and, in the event that the Investor's subscription is


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not accepted, the Investor's subscription payment shall be returned promptly to the Investor and this Agreement shall be terminated for all purposes.

                  (b) Except as otherwise provided by law, this subscription is irrevocable and this Subscription Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except that the Investor shall have no obligations hereunder in the event that this subscription is for any reason or the offering of the Shares is for any reason canceled or terminated.

         1.3. UNREGISTERED ISSUANCE OF SHARES; RESTRICTED SECURITIES

                  The Investor understands and acknowledges that:

                  (a) No federal or state agency has made any finding or determination as to the fairness of this offering for investment, not any recommendation or endorsement of the Shares.

                  (b) Since the Shares have not been registered under the Securities Act of 1933, as amended, (the "ACT") or applicable state securities laws, the economic risk of the investment must be borne indefinitely by the Investor, and the Shares cannot be sold by the Investor unless subsequently registered under the Act and such laws or unless an exemption from such registration is available. There is no assurance that the Shares will ever be so registered in the future. The Company is not obligated to file a notification under Regulation A of the Act or a registration statement under the Act with respect to the Shares. Rule 144, adopted under the Act, governing the possible disposition of the Shares, is not currently available, there is no assurance that Rule 144 will be available in the future, and the Company has not covenanted with the Investor to take any action necessary to make Rule 144 available for a limited resale of the Shares. There is no assurance that there will be any market for resale of the Shares.

                  (c) The certificates representing the Shares will bear a legend indication the restriction on transfers to which the Shares are subject, and any transfer agent employed or utilized by the Company shall be instructed not to effect transfer of the Shares without prior written authorization from the Company (or if the Company serves as its own transfer agent, a notation will be made in the Company's records indicating the transfer restrictions to which the Shares are subject).

                  (d) The Company is relying upon the Investor's representations that the Investor meets the criteria for investment set forth below and upon the information and representations concerning the Investor in this Agreement. The Investor affirms that all such information is accurate and complete and may be relied upon in determining whether the Investor is qualified to participate in this offering and otherwise for purposes of determining the availability of an exemption from registration for the offer and sale of the Shares.

         1.4. STOCKHOLDERS' AGREEMENT
                  Upon acceptance of his subscription by the Company, the Investor will be required to execute the Stockholders' Agreement among the Company and its stockholders (the "STOCKHOLDER' AGREEMENT") prior to his receipt of the certificates representing the shares purchased pursuant hereto. The Investor hereby represents and warrants that he has read and understands the Stockholders' Agreement, including the provisions that impose significant restrictions on the transfer, pledge or other disposition of the Shares.


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         2. COMPANY REPRESENTATIONS AND WARRANTIES
                  The Company hereby represents, warrants and agrees that:

         2.1. ORGANIZATION AND STANDING
                  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has the full and unrestricted corporate power and corporate authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The Company is qualified and in good standing as a foreign corporation in every jurisdiction where the nature of its business or the character of its properties makes such qualification necessary. The Company has the full and unrestricted corporate power and corporate authority to own, operate and lease its properties and to carry on its business.

         2.2. AUTHORIZATION
                  The execution, delivery and performance of this Agreement by the Company, the fulfillment of and the compliance with the respective terms and provisions hereof and the due consummation of the transaction contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect).

         2.3. BINDING OBLIGATION
                  When executed by the Company, the Subscription Agreement (including these representations and warranties) will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms.

         2.4. TITLE TO STOCK
                  Upon acceptance by the Company of this Subscription Agreement, payment of the purchase price and delivery by the Company to the Investor of certificates for the Shares, the Shares will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and the Investor will acquire good, valid and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests, agreements, encumbrances and equities whatsoever, except as provided in the Stockholders' Agreement entered into among the Company and its stockholders.

         2.5. LITIGATION
                  There are no claims, actions, suits, proceedings or investigation pending or threatened or reasonably anticipated against or affecting the Company or any of its assets or business or this Subscription Agreement, at law or in equity, by or before any court, arbitrator or governmental authority, domestic or foreign, except those that should not have a material adverse effect on the Company and except for pending or anticipated federal, state, and local regulatory proceedings involving or affecting the Company.

         2.6. CONSENTS
                  The Company is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction or any kind that would prevent the Company's consummation of this Subscription Agreement or any of the transactions contemplated hereby without the consent of any third party, that would require the consent of



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any third party to the consummation of this Subscription Agreement or any of the transactions contemplated hereby, or that would result in any penalty, forfeiture or other termination as a result of such consummation (except, in each case, to the extent that consents and/or waivers have been obtained).

         2.7. ABSENCE OF VIOLATION
                  Neither the execution or delivery of this Subscription Agreement nor the consummation of the transactions contemplated hereby constitutes a violation or default under or conflicts with, or will result in the creation of any encumbrance of any of the assets owned by the Company under, any term or provision of the Articles of Incorporation or Bylaws of the Company, or any material contract, commitment, lease, instrument, or agreement to which the Company is a party or by which the Company is bound.

         3. INVESTOR REPRESENTATIONS AND WARRANTIES
                  The Investor hereby represents, warrants and agrees that:

         3.1. INVESTMENT INTENT
                  The Investor is acquiring the Shares for his own account as principal, for investment, and not with a view to resale or distribution. The Investor agrees not to sell, hypothecate or otherwise dispose of the Shares unless such Shares have been registered under the Act and applicable state securities laws or an exemption from registration requirements of the Act and such laws is available.

         3.2. QUALIFICATION OF INVESTOR
                  (a) The Investor is an executive officer or director of the Company. The Investor's overall commitment to investments that are not readily marketable is reasonable in relation to his net worth, and his acquisition of the Shares will not cause such overall commitment to become excessive. The Investor has adequate net worth and means of providing for his current needs and personal contingencies to sustain a complete loss of his investment in the Company, and he has no need for liquidity in his investment in the Shares. The Investor is capable of understanding and has evaluated the merits and risks of investing in the Company. The Investor is aware that his right to transfer the Shares is restricted by the Stockholders' Agreement, the Act, and applicable state securities laws, and of the absence of a market for the Shares. The Investor has substantial experience in making investment decisions of this type. If needed, the Investor has discussed with his professional legal, tax and/or financial advisors the suitability of an Investment in the Company for his particular tax and financial situation.

                  (b) All information that the Investor has provided to the Company concerning himself and his financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to sale of the Shares to the Investor, he will immediately provide such changed information to the Company.

         3.3. RECEIPT AND REVIEW OF CERTAIN INFORMATION
                  The Investor has had the opportunity to ask questions of the officers of the Company concerning the Company, the terms and conditions of the offering, and an investment in the Shares. The Company has made available to him and/or his attorney, accountant, or investor representative all documents that he or they have requested relating thereto and has



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provided answers to all of such questions. In evaluating the suitability of an investment in the Shares, the Investor has not relied upon any representations or other information (whether oral or written) other than as contained in any documents or written answers to questions so furnished to him by the Company. The Investor also understands and acknowledges that the Company cannot provide assurances with respect to any projections or predictions as to the future business or financial performance of the Company.

         3.4. RISK ASSOCIATED WITH INVESTMENT IN THE SHARES
                  THE INVESTOR RECOGNIZES THAT AN INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK, AND HE HAS TAKEN FULL COGNIZANCE OF AND UNDERSTANDS ALL OF THE RISK FACTORS RELATED TO THE PURCHASE OF THE SHARES.

         3.5. ACCURACY OF INVESTOR'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS The representations, warranties, and statements of the
Investor set forth in this Agreement (including, without limitation, in Appendix A hereto) are true and accurate as of the date hereof and shall be true and accurate as of the date of the acceptance hereof by the Company and the sale of the Shares to the Investor. If in any respect such representations, warranties, and agreements shall not be true and accurate at any time prior thereto, the Investor promptly shall give written notice of such fact to the Company specifying which representations, warranties, and agreements are not true and accurate and the reasons thereof.

         4. INDEMNIFICATION
                  The Investor agrees to indemnify the Company and each officer and director of the Company against any and all liability, costs, and expenses arising out of or resulting from any misrepresentation, breach of warranty or breach of covenant by the Investor contained herein or with respect to any offer, sale, distribution, or other disposition of the Shares or any solicitation of any offer to buy, purchase, or otherwise acquire the Shares acquired by the Investors hereunder.

         5. MISCELLANEOUS

         5.1. PRONOUNS
                  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter or plural as the identity of the person or persons may require.

         5.2. NOTICES
                  Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (including delivery by an express or overnight delivery service), when received by facsimile transmission or when sent by registered mail, return receipt requested, addressed, if to the Investor, at the address appearing on the signature page hereof, and if to the Company, at the address of its principal offices in Atlanta, Georgia, or to such other address as may be furnished from time to time by notice given in accordance with this Section.

         5.3. WAIVER
                  Failure of the Company to exercise any right or remedy under this Subscription Agreement, or delay by the Company in exercising same, will not operate as a waiver thereof.



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No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         5.4. GOVERNING LAW
                  This Subscription Agreement shall be enforced, governed and construed in accordance with the laws of the State of Georgia (but not including the choice-of-law rules thereof). This Subscription Agreement and the rights, powers and duties set forth herein shall be binding upon the Investor, his heirs, estate, legal representatives, successors and assigns, and shall inure to the benefit of the Company, its successors and assigns. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any application statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provisions hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability or any other provision hereof.

                  IN WITNESS WHEREOF, the Investor has executed this Agreement as of the date set forth below.



Dated         , 1999
     ---------                      --------------------------------------------
                                            Signature of Investor




The foregoing Subscription is accepted as of _______ ___, 1999.


                                    HEADHUNTER.NET, INC.

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:



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                                                                      APPENDIX A

               ADDITIONAL INFORMATION TO BE COMPLETED BY INVESTOR:
                             (Please print or type)


NUMBER OF SHARES SUBSCRIBED FOR:            __________ Shares


TOTAL PRICE OF SHARES SUBSCRIBED FOR:       $ _________


INVESTOR'S RESIDENCE ADDRESS:       ___________________________
                                    ___________________________
                                    ___________________________

                   Telephone:       ___________________________


INVESTOR'S BUSINESS ADDRESS:        ___________________________
                                    ___________________________
                                    ___________________________

                   Telephone:       ___________________________


LIST THE STATE IN WHICH INVESTOR CURRENTLY:

     Votes:                                 ___________________________
     Files state income tax returns:        ___________________________
     Maintains a driver's license:          ___________________________


INVESTOR'S TAXPAYER ID/SOCIAL SECURITY NUMBER:  _______________________


EMPLOYER AND POSITION:
(Identify current employer and position, and also list previous employers and positions since January 1, 1993.)

         ________________________________________________________________
         ________________________________________________________________
         ________________________________________________________________

SEND CORRESPONDENCE TO INVESTOR'S:   Home: _____________   Office:  ___________



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INVESTOR'S UNDERGRADUATE AND ANY POSTGRADUATE EDUCATION AND DEGREES:

                                                                   Year
         School                   Degree                         Received
         ________________________________________________________________
         ________________________________________________________________
         ________________________________________________________________


ADDITIONAL QUESTIONS AND INFORMATION:
1. Have you, or has any partnership of which you were a general partner, even been subject to bankruptcy, reorganization, or debt restructuring? Yes ___ No ___. If yes, please describe.

         ________________________________________________________________


2. Are you involved in any litigation which if any adverse decisions occurred would adversely affect your financial condition? Yes ___ No ___. If yes, please describe.


         ________________________________________________________________

3. Have you even been refused a letter of credit or a surety contract which supported your payments under any debt obligations within the last two years? Yes ___ No ___. If yes, please describe.

         ________________________________________________________________

4. Please describe the nature of any securities in which you have previously invested (e.g., marketable or restricted stock, bonds or debentures, limited partnership interests, etc.):

         ________________________________________________________________
         ________________________________________________________________

5. Please indicate in the space provided below any additional information which you think may be helpful in enabling the Company to determine whether your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment.

         ________________________________________________________________
         ________________________________________________________________
         ________________________________________________________________


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                           Schedule to Exhibit 10.18

The following table sets forth the officer or director who entered into a subscription agreement substantially similar to Exhibit 10.18, and the number of shares, class of stock and per share purchase price set forth in such person's agreement:

    Name                   Number of Shares           Class of Stock             Price Per Share
    ----                   ----------------           --------------             ---------------
James Canfield                 100,000               Class A Preferred                $1.50
Kenneth Dopher                   7,500               Class A Preferred                $1.50
Mark Fouraker                   10,000               Class A Preferred                $1.50
Burton Goldstein                16,667               Class A Preferred                $1.50
Judith Hackett                  10,000               Class A Preferred                $1.50
Mike Misikoff                   20,000               Common                           $2.00
Bob Montgomery                 100,000               Class A Preferred                $1.50
Bob Montgomery                 100,000               Common                           $2.00
Mark Partin                     20,000               Common                           $2.00
Eric Presley                     7,000               Class A Preferred                $1.50
Don Weber                       20,000               Class A Preferred                $1.50